UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): May 10, 2024

CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33492	61-1512186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CVI	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On and effective May 10, 2024, James M. Strock resigned from the Board of Directors (the “Board”) of CVR Energy, Inc. (the “Company”). The resignation of Mr. Strock from the Board was for personal reasons and was not the result of any disagreements with the Company, its affiliates or the directors, officers or employees of any of them on any matter, whether relating to the Company’s operations, policies or practices or otherwise.

On and effective May 16, 2024, the Board appointed Julia Heidenreich Voliva as a member of the Board and as a member and chairperson of the Board’s Nominating and Corporate Governance Committee, and as a member of the Audit Committee and Special Committee – Strategic. In connection with Ms. Heidenreich Voliva’s appointment, the Board affirmatively determined that she qualifies as independent under the rules and regulations of the Securities and Exchange Commission and the New York Stock Exchange. As of the date of her appointment, there were no transactions involving the Company and Ms. Heidenreich Voliva that are required to be disclosed pursuant to Item 404(a) of Regulation S-K, and no arrangement or understanding exists between Ms. Heidenreich Voliva and any other person pursuant to which she was selected as a director. Ms. Heidenreich Voliva will be entitled to receive compensation for her board and committee service in accordance with the compensation program in place for other non-employee directors, as previously disclosed by the Company.

Ms. Heidenreich Voliva will enter into the Company’s standard form of indemnification agreement pursuant to which the Company is required to indemnify Ms. Heidenreich Voliva against certain liabilities that may arise by reason of her service as a director and to advance certain expenses to her. The form of the indemnification agreement has been filed as Exhibit 10.49 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being “furnished” as part of this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2024

CVR Energy, Inc.

By:	/s/ Dane J. Neumann
Dane J. Neumann
Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary